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                                                                    EXHIBIT 10.1


                          STRATEGIC ALLIANCE AGREEMENT

This Strategic Alliance Agreement (this "Agreement") is entered into as of the 15th day of October, 2003 (hereinafter referred to as the "Effective Date"), by and between Sunset Capital investments, Inc., a Maryland corporation (hereinafter referred to as "SCI"), Sunset Mortgage Company, L.P., a Pennsylvania limited partnership ("SMC"), Sunset Commercial Group, LLC, a Pennsylvania limited liability company ("SCL") and Sunset Direct Lending LLC, a Delaware limited liability company ("SDL" and together with SCL and SMC collectively referred to herein as "Sunset Mortgage").

                                   WITNESSETH:

WHEREAS, Sunset Mortgage is regularly and actively engaged in the business of originating residential and commercial mortgage loans (collectively, "Mortgage Loans");

WHEREAS, SCI is a real estate investment trust that intends to invest in residential and commercial mortgage loans; and

WHEREAS, Sunset Mortgage and SCI wish to enter into a strategic alliance regarding the origination of Mortgage Loans by Sunset Mortgage and the purchase of Mortgage Loans by SCI.

NOW, THEREFORE, in consideration of the foregoing and of the mutual premises hereinafter expressed, the parties hereto do mutually agree as follows:

                    ARTICLE I. SCOPE OF STRATEGIC ALLIANCE.

         A. Sunset Mortgage shall continue to originate Mortgage Loans in accordance with its historical practices. Commencing as of January 1, 2004, on a monthly basis, SCI shall provide Sunset Mortgage with one or more pricing sheets ("Pricing Sheets") in which SCI shall provide loan parameters (including loan to value ratio, credit scores and other criteria) applicable to Mortgage Loans and the applicable pricing for such Mortgage Loans. Sunset Mortgage agrees and acknowledges that as to any and all Mortgage Loans originated by Sunset Mortgage or its affiliates that are within the parameters set forth in the applicable Pricing Sheets, SCI shall have a right of first refusal to purchase such Mortgage Loans as set forth herein.

         B. On a regular basis (but no less frequently than monthly), Sunset Mortgage shall send a written report (a "Mortgage Loan Report") to SCI setting forth in reasonable detail all Mortgage Loans within the parameters set forth in the applicable Pricing Sheets. No later than 2 days following its receipt of a Mortgage Loan Report (the "Initial Election Period"), SCI shall send written notice to Sunset Mortgage specifying the Mortgage Loans set forth in the Mortgage Loan Report that SCI is interested in purchasing (a "Preliminary Purchase Notice"). The Preliminary Purchase Notice shall constitute an offer by SCI to purchase the Mortgage Loans set forth therein at the price set forth in the applicable Pricing Sheets and upon the terms set forth herein. In the event that SCI shall fail to deliver a Preliminary Purchase Notice to Sunset Mortgage prior to the expiration of the Initial Election Period, then Sunset Mortgage may sell the Mortgage Loans set forth in the applicable Mortgage Loan Report to one or more third parties without regard to this Agreement.

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         C. No later than two Business Days after its receipt of a Preliminary
Purchase Notice (the "Election Period"), Sunset Mortgage shall elect to sell the Mortgage Loans described in the Preliminary Purchase Notice for the purchase price set forth in the applicable Pricing Sheets (a "Sale Election") or elect to offer the Mortgage Loans to SCI at a higher price than set forth in the applicable Pricing Sheets (a "Repricing Election"). Sunset Mortgage shall make a Sale Election or a Repricing Election by delivery of written notice to SCI during the Election Period. In the event that Sunset Mortgage shall fail to deliver such written notice to SCI prior to the expiration of the Election Period, then Sunset Mortgage shall be deemed to have made a Sale Election with regard to all of the Mortgage Loans set forth in the Preliminary Purchase Notice. For purposes hereof "Business Day" shall mean any day other than Saturday or Sunday or other day on which national banks in Jacksonville, Florida are required or permitted by applicable law to close.

         D. SCI may, by delivery of written notice to Sunset Mortgage on or before the expiration of two Business Days after receipt by SCI of the Repricing Election (the "Repricing Election Period"), elect to purchase all or any portion of the Mortgage Loans originally set forth in the Preliminary Purchase Notice at the price set forth in the Repricing Election. In the event that SCI shall fail to deliver such written notice prior to the expiration of the Repricing Election Period, then SCI shall be deemed to have elected not to purchase the Mortgage Loans that are subject to such Repricing Election. As to any Mortgage Loans that are subject to a Repricing Election that SCI does not elect to purchase hereunder (collectively, "Market Mortgage Loans"), Sunset Mortgage may, after expiration of the Repricing Election Period (or, if sooner, receipt of written notice from SCI that it shall not purchase such Market Mortgage Loans), market and sell such Market Mortgage Loans to one or more third parties at the price set forth in the applicable Repricing Election; provided, however, that if Sunset Mortgage proposes to sell any Market Mortgage to any third party purchaser at a price that is less than the price set forth in the applicable Repricing Election (or upon terms more favorable than originally offered to SCI), it shall first offer such Market Mortgage to SCI again at such reduced price or upon such more favorable terms (each a "Re-Offered Mortgage") by delivery of written notice to SCI (a "Re-Offer Notice"). SCI shall have two Business Days following its receipt of a Re-Offer Notice (the "Re-Offer Period") to elect to purchase one or more Re-Offered Mortgages by delivery of written notice to Sunset Mortgage (a "Re-Offer Purchase Notice"). In the event that SCI shall fail to deliver a Re-Offer Purchase Notice prior to the expiration of the Re-Offer Period, then SCI shall be deemed to have elected not to purchase such Re-Offered Mortgages as of the last day of the Re-Offer Period. As to any Re-Offered Mortgages that SCI does not elect to purchase hereunder, Sunset Mortgage may, after expiration of the Re-Offer Period (or, if sooner, receipt of written notice from SCI that is shall not purchase such Re-Offered Mortgages) sell such Re-Offered Mortgages to one or more third party purchasers at the price set forth in the Re-Offer Notice; provided, that if Sunset Mortgage proposes to sell any Re-Offered Mortgage to any third party purchaser at a price that is less than the price set forth in the Re-Offer Notice (or upon terms more favorable than originally offered to SCI), it shall offer such Re-Offered Mortgage to SCI again in accordance with the procedures set forth herein with regard to Re-Offered Mortgages.

         E. Sunset Mortgage may freely sell, without regard to the provisions of this Agreement, (i) any Mortgage Loans that are not within the parameters set forth in the Pricing


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Sheets, and (ii) any Mortgage Loans that were set forth in a Mortgage Loan
Report that SCI did not elect to purchase in a Preliminary Purchase Notice.

         F. No later than the Business Day immediately preceding a Closing (as defined below), Sunset Mortgage shall deliver to SCI those due diligence materials, reports and documents relating to the Mortgage Loans to be purchased at such Closing further described in Attachment "C" hereto (the "Specified Materials"). In addition, Sunset Mortgage shall provide SCI with any additional documents and other information that SCI may reasonably request with respect to any Mortgage Loans to be purchased by SCI hereunder. It shall be a condition to the obligation of SCI to purchase any Mortgage Loan at a Closing that Sunset Mortgage shall have timely provided to SCI all of the Specified Materials (and any other documents and other information reasonably requested by SCI).

         G. Each closing of the purchase of Mortgage Loans by SCI hereunder (each a "Closing") shall take place at the principal offices of SCI, at the address specified in Article IX. hereof, on a Business Day designated by SCI no later than seven days after SCI elects to purchase such Mortgage Loans. At the Closing, Sunset Mortgage shall execute and deliver to SCI a purchase and sale agreement and an assignment of mortgage (in each case on forms agreed to by SCI and Sunset Mortgage) and any and all additional documents and instruments required to convey good and marketable title to the Mortgage Loans to SCI free and clear of any liens, encumbrances or claims (and shall provide SCI with customary representations and warranties to such effect as well as adequate assurances that such Mortgage Loans satisfy the applicable parameters set forth in the applicable Pricing Sheets, are valid obligations of the respective borrowers and that no default, event of default, potential default or similar occurrence exists with respect to such Mortgage Loans). At the Closing, unless otherwise agreed upon by the parties, SCI shall purchase the Mortgage Loans for the applicable purchase price payable in immediately available funds.

         H. Sunset Mortgage shall use its best efforts to originate Mortgage Loans that satisfy the criteria set forth in SCI's Pricing Sheets. SCI may, at its election, request periodic accounting and other financial records from Sunset Mortgage that demonstrate its performance of this agreement. Any proprietary information and associated products, copyrights, trademarks and logos developed by Sunset Mortgage shall remain the property of Sunset Mortgage.

         I. SCI shall, in a professional manner, take all steps necessary to perform its duties hereunder.

         J. In addition to the other matters set forth in this Article, the parties agree to the covenants and other matters set forth in Attachment "A" hereto, which are incorporated by reference as if fully set forth herein.

                       ARTICLE II. PERIOD OF PERFORMANCE.

This Agreement shall be effective as of the Effective Date and shall expire on the later of (i) three (3) years after the Effective Date, or (ii) with respect to any projects, commercial loans or open contracts and/or related residual income such date that all business has been completed.


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Thereafter, this Agreement shall be automatically renewed for successive one year periods unless either party gives written notice of termination to the other party at least thirty (30) days prior to the scheduled date of expiration. Notwithstanding the foregoing, this Agreement shall be earlier terminated (x) at any time by mutual agreement of the parties, (y) by either party, if SCI has not completed a public offering of its securities (an "IPO") on or before June 30, 2004, or (z) at any time by SCI or Sunset Mortgage upon sixty (60) days' advance written notice after an event constituting "cause" has occurred to the other party. For purposes of this Agreement "cause" means a judgment by a competent court that the subject party has committed fraud either against third parties or against the other party to this Agreement; the bankruptcy, insolvency or dissolution of the subject party or the material breach of this Agreement by the subject party (that is not cured by the subject party within thirty (30) days after receipt of written notice). Time is of the essence in this Agreement.

                            ARTICLE III. MANAGEMENT.

Each party shall designate a partner, officer or other senior person to be responsible for the overall administration of such party's responsibilities under this Agreement. Neither party shall have management authority over the other outside the scope and performance of this Agreement.

                     ARTICLE IV. CONFIDENTIAL INFORMATION.

Sunset Mortgage acknowledges and agrees that in the course of the performance of this Agreement or additional services pursuant to this Agreement, that it may be given access to, or come into possession of, confidential information of SCI, which information may contain trade secrets, proprietary data or other confidential material of SCI. Therefore, the parties have executed a Non-Disclosure Agreement which is attached hereto as "ATTACHMENT B", and incorporated by reference as if fully set forth herein. Materials used in any engagement undertaken pursuant to this Agreement shall not be altered or changed without the consent of both parties.

                           ARTICLE V. NO PARTNERSHIP.

Nothing herein contained shall be construed to imply a joint venture, partnership or principal-agent relationship between SCI and Sunset Mortgage, and neither party shall have the right, power or authority to obligate or bind the other in any manner whatsoever, except as otherwise agreed to in writing. The parties do not contemplate a sharing of profits relating to the business of SCI or the business of Sunset Mortgage so as to create a separate taxable entity under Section 761 of the Internal Revenue Code of 1986, as amended, nor co-ownership of a business or property so as to create a separate partnership under the law of any jurisdiction, including, without limitation, Florida or Maryland. Revenues and expenses relating to the Mortgage Loans hereunder and any activities relating thereto shall be reported separately by the parties for tax purposes. This provision would not eliminate the possibility that the parties may enter into various revenue or equity sharing agreements with regard to any Mortgage Loans that the parties may consider on a case by case basis. During the performance of the any of the contemplated


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business activities set forth herein, SCI's employees will not be considered employees of Sunset Mortgage, and vice versa, within the meaning or the applications of any federal, state or local laws or regulations including, but not limited to, laws or regulations covering unemployment insurance, old age benefits, worker's compensation, industrial accident, labor or taxes of any kind.

               ARTICLE VI. TRADEMARK, TRADE NAME AND COPYRIGHTS.

This Agreement does not give either party any ownership rights or interest in the other party's trade name, trademarks or copyrights.

                         ARTICLE VII. INDEMNIFICATION.

Each of SCI and Sunset Mortgage, at its own expense, shall indemnify, defend and hold the other, its partners, shareholders, directors, officers, employees, and agents harmless from and against any and all third-party suits, actions, investigations and proceedings, and related costs and expenses (including, reasonable attorney's fees) resulting solely and directly from the indemnifying party's gross negligence, willful misconduct or material breach of this Agreement. Neither SCI nor Sunset Mortgage shall be required hereunder to defend, indemnify or hold harmless the other and/or its partners, shareholders, directors, officers, employees and agents, or any of them, from any liability resulting from the negligence, willful misconduct or material breach of this Agreement by the party seeking indemnification or by any third-party. Each of SCI and Sunset Mortgage agrees to give the other prompt written notice of any claim or other matter as to which it believes this indemnification provision is applicable.

                      ARTICLE VIII. INTELLECTUAL PROPERTY.

Work performed pursuant to this Agreement by either SCI and/or Sunset Mortgage and information, materials, products and deliverables developed in connection with business endeavors pursuant to this Agreement shall be the property of the respective parties performing the work or creating the information. All underlying methodology utilized by Sunset Mortgage and SCI, respectively, which was created and/or developed by either prior to the date of this Agreement and utilized in the course of performing their duties pursuant to this Agreement shall not become the property of the other.

                        ARTICLE IX. GENERAL PROVISIONS.

         A. Entire Agreement: This Agreement together with the attachments hereto and all documents incorporated by reference herein, constitutes the entire and sole agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements, negotiations, understandings, or other matters, whether oral or written, with respect to the subject matter hereof. This Agreement cannot be modified, changed or amended, except in writing signed by a duly authorized representative of each of the parties.


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         B. Conflict: In the event of any conflict, ambiguity or inconsistency between this Agreement and any other document which may be annexed hereto, the terms of this Agreement shall govern. Any conflicts or disputes that are not amicably settled in the due course of this business relationship shall be settled through binding arbitration, in accordance with the latest edition of rules as set forth by the American Arbitration Association, such arbitration to be held in Jacksonville, Florida. Said rulings in arbitration shall be considered final and binding on the parties hereto and shall be enforceable in any competent United States court.

         C. Assignment and Delegation: Neither party shall voluntarily assign or delegate this Agreement or any rights, duties or obligations hereunder to any other person and/or entity without prior express written approval of the other party; provided, that notwithstanding the foregoing a party may assign this Agreement by operation of law to any successor to such party by merger or consolidation (without the prior consent of the other party).

         D. Notices: Any notice required or permitted to be given under this Agreement shall be in writing, by hand delivery, commercial overnight courier or registered or certified U.S. Mail, to the address stated below for Sunset Mortgage or to the address stated below for SCI, and shall be deemed duly given upon receipt, or if by registered or certified mail three (3) Business Days following deposit in the U.S. Mail. The parties hereto may from time to time designate in writing other addresses expressly for the purpose of receipt of notice hereunder.

         If to SCI:             Sunset Capital Investments, Inc.
                                4231 Walnut Bend
                                Jacksonville, Florida 32257

         If to Sunset Mortgage: Sunset Mortgage Company, L.P.
                                1408 West Baltimore Pike
                                Franklin Center PA 19063

         E. Severability: If any provision of this Agreement is declared invalid or unenforceable, such provision shall be deemed modified to the extent necessary and possible to render it valid and enforceable. In any event, the unenforceability or invalidity of any provision shall not affect any other provision of this Agreement, and this Agreement shall continue in full force and effect, and be construed and enforced, as if such provision had not been included, or had been modified as above provided, as the case may be.

         F. Obligations of Sunset Mortgage. The obligations of Sunset Mortgage hereunder shall be the joint and several obligations of each entity that comprises Sunset Mortgage hereunder.

         G. Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to its choice of law principles.

         H. Paragraph Headings: The paragraph headings set forth in this Agreement are for the convenience of the parties, and in no way define, limit, or describe the scope or intent of this Agreement and are to be given no legal effect.


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

         I. Counterparts: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         J. Attachments: The Attachments attached hereto are made a part of this Agreement as if fully set forth herein.


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IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have caused this Agreement to be executed as of the date first written above.

SUNSET CAPITAL INVESTMENTS, INC.

By:   Its Chief Executive Officer
Name: Bert Watson


--------------------------------------------------
Signature                               Date


SUNSET MORTGAGE COMPANY, L.P.
a Pennsylvania limited partnership

By:   Avonwood Capital Corporation, its
       general partner

By:   Chairman and CEO
      --------------------------------------------
Name: James W. Porter
      --------------------------------------------

/s/ JAMES W. PORTER                    10/15/03
--------------------------------------------------
Signature                               Date

SUNSET COMMERCIAL GROUP, LLC
a Pennsylvania limited liability company

By:   Chairman and CEO
      --------------------------------------------
Name:
      --------------------------------------------

/s/ JAMES W. PORTER                    10/15/03
--------------------------------------------------
Signature                               Date

SUNSET DIRECT LENDING LLC
a Delaware limited liability company


By:   Chairman and CEO
      --------------------------------------------
Name:
      --------------------------------------------

/s/ JAMES W. PORTER                    10/15/03
--------------------------------------------------
Signature                               Date


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

                                 ATTACHMENT "A"

                              ADDITIONAL PROVISIONS

In accordance with the provisions set forth in the foregoing Strategic Alliance Agreement of which this Attachment forms and integral part, it is agreed and understood between the parties as follows:

         1) Sunset Mortgage shall be entitled to retain origination fees with respect to any Mortgage Loans sold to SCI hereunder, as well as any agreed to shared equity if either an acquisition or participatory loan.

         2) Sunset Mortgage can identify, and present for purchase by SCI, qualified commercial and/or residential loan portfolios on a case by case basis, as well as arrange for conduit financing to other qualified commercial lenders. Fees and potential participations will be agreed to on a case by case basis, and said additional agreements, if so applicable, shall be added to this schedule and agreement as further attachments.



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                                 ATTACHMENT "B"

                   NON-CIRCUMVENTION/NON-DISCLOSURE AGREEMENT

THE UNDERSIGNED SUNSET MORTGAGE, INTENDING TO BE LEGALLY BOUND, HEREBY IRREVOCABLY AGREES NOT TO CIRCUMVENT, AVOID, BYPASS, OR OBVIATE SCI, DIRECTLY OR INDIRECTLY, IN CONNECTION WITH THE ORIGINATION AND SALE OF MORTGAGE LOANS OR ANY OTHER TRANSACTION INVOLVING ANY SALE, DISPOSITION OR PARTICIPATION IN ANY MORTGAGE LOANS.

NOR SHALL SUNSET MORTGAGE DISCLOSE OR OTHERWISE REVEAL TO ANY THIRD PARTY, ANY CONFIDENTIAL INFORMATION PROVIDED BY SCI, PARTICULARLY THAT CONCERNING SCI'S LENDERS, BUSINESS, SECURITIES, BORROWERS, SELLERS, BUYERS, AFFILIATES, AGENT'S NAMES, ADDRESSES, TELEX, TELEPHONE, EMAIL, FAX NUMBERS, OR OTHER MEANS OF ACCESS THERETO, BANK ACCOUNTS, CODES OR REFERENCES, AND/OR ANY SUCH INFORMATION, ADVISED TO SUNSET MORTGAGE AS BEING CONFIDENTIAL OR PRIVILEGED, WITHOUT THE SPECIFIC WRITTEN CONSENT OF SCI.

IN THE EVENT OF CIRCUMVENTION, EITHER DIRECTLY OR INDIRECTLY, SCI SHALL BE ENTITLED TO A LEGAL MONETARY PENALTY EQUAL TO THE MAXIMUM FINANCIAL BENEFITS IT SHOULD HAVE REALIZED FROM SUCH TRANSACTIONS, INCLUDING ALL LEGAL EXPENSES IN THE RECOVERY OF FUNDS. FURTHER, ANY DISPUTE ARISING FROM THE PERFORMANCE OF THIS AGREEMENT SHALL BE SETTLED THROUGH BINDING ARBITRATION UNDER THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND ANY SAID ARBITRATION PROCEEDINGS SHALL BE HELD IN JACKSONVILLE IN THE STATE OF FLORIDA, USA.

THIS AGREEMENT SHALL BE BINDING ON THE PARTIES, HEREUNDER SIGNED, THEIR SUCCESSORS, HEIRS, AND ASSIGNS.

FACSIMILE COPIES ARE CONSIDERED TO BE LEGAL DOCUMENTS.

SIGNATURES:

PARTIES TO THIS AGREEMENT:

SUNSET CAPITAL INVESTMENTS, INC.

By:   Its Chief Executive Officer
Name: Bert Watson


/s/ JOHN BERT WATSON                   10/15/03
--------------------------------------------------
Signature                               Date


SUNSET MORTGAGE COMPANY, L.P.
a Pennsylvania limited partnership

By:   Avonwood Capital Corporation, its
       general partner

By:   Chairman and CEO
      --------------------------------------------
Name: James W. Porter
      --------------------------------------------

/s/ JAMES W. PORTER                    10/15/03
--------------------------------------------------
Signature                               Date

SUNSET COMMERCIAL GROUP, LLC
a Pennsylvania limited liability company

By:   Chairman and CEO
      --------------------------------------------
Name:
      --------------------------------------------

/s/ JAMES W. PORTER                    10/15/03
--------------------------------------------------
Signature                               Date

SUNSET DIRECT LENDING LLC
a Delaware limited liability company


By:   Chairman and CEO
      --------------------------------------------
Name:
      --------------------------------------------

/s/ JAMES W. PORTER                    10/15/03
--------------------------------------------------
Signature                               Date

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                                 ATTACHMENT "C"


                               SPECIFIED MATERIALS


         1.       All customary due diligence reports, documents and analyses

         2. All other materials, documents and information reasonably requested by SCI